SUBSIDIARIES OF THE REGISTRANT

                     Americrown Service Corporation,
                      a South Carolina Corporation

                   The California Speedway Corporation,
                          a Delaware Corporation
                        d/b/a California Speedway

                         Chicago Holdings, Inc.,
                          a Nevada Corporation

                      Competition Tire South, Inc.,
                         a Delaware Corporation

                      Competition Tire West, Inc.
                          a Michigan Corporation

                      Event Equipment Leasing, Inc.,
                          a Florida Corporation

                       Event Support Corporation,
                          a Florida Corporation

                       Great Western Sports, Inc.,
                         an Arizona Corporation,
                        d/b/a Tucson Raceway Park

                     Homestead-Miami Speedway, LLC
                            a Delaware LLC
                     d/b/a Homestead-Miami Speedway

                           ISC Properties, Inc.
                          a Florida Corporation

                           ISC Publications, Inc.
                           a Florida Corporation

                        Kansas Speedway Corporation,
                           a Kansas Corporation

                     Kansas Speedway Development Corp.
                           a Kansas Corporation

                          Miami Speedway Corp.,
                          a Nevada Corporation

                  Michigan International Speedway, Inc.
                          a Michigan Corporation
                          d/b/a Michigan Speedway

                       Motor Racing Network, Inc.,
                          a Florida Corporation

                         Motorsports Alliance, LLC
                             a Delaware LLC


                        Motorsports International Corp.
                          a Pennsylvania Corporation

                New York International Speedway Corporation
                           a Delaware Corporation

                     North American Testing Company,
                          a Florida Corporation

                       North Carolina Speedway, Inc.,
                       a North Carolina Corporation
                       d/b/a North Carolina Speedway

                  Pennsylvania International Raceway, Inc.
                          a Pennsylvania Corporation
                          d/b/a Nazareth Speedway

                          Phoenix Speedway Corp.,
                          a Delaware Corporation
                 d/b/a/ Phoenix International Raceway

                              Regiment, Inc.
                        a North Carolina Corporation

                     Richmond International Raceway, Inc.
                           a Delaware Corporation

                      Rocky Mountain Speedway Corporation
                             a Colorado Corporation

                           Seasonal Services, Inc.,
                          a Florida Corporation

           South Carolina International Speedway Corporation,
                      a South Carolina Corporation,
                 d/b/a Darlington International Raceway

                    Watkins Glen International, Inc.,
                         a New York Corporation
                    d/b/a Watkins Glen International

                                88 Corp.
                          a Delaware Corporation